UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) of
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 24, 2007
INTERCONTINENTALEXCHANGE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-3261	58-2555670

(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File No.)	Identification Number)
2100 RiverEdge Parkway, Suite 500, Atlanta, Georgia 30328
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (770) 857-4700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. REGULATION FD DISCLOSURE
On April 24, 2007, ICE Futures, IntercontinentalExchange, Inc.’s energy futures subsidiary, provided its members a Circular that details a liquidity provider program for the new ICE Futures Middle East Sour Crude Oil Futures Contract. The ICE Middle East Sour Crude futures contract is expected to begin trading electronically on Monday, May 21, 2007, pending U.K. regulatory approval. A copy of the ICE Futures Circular is furnished as Exhibit 99.1 to this Current Report of Form 8-K.
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	ICE Futures Circular entitled “Liquidity Provider Program — ICE Futures Middle East Sour Crude Oil Futures Contract” dated April 24, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCONTINENTALEXCHANGE, INC.
/s/ Richard V. Spencer
Richard V. Spencer
Senior Vice President, Chief Financial Officer

Date: April 24, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	ICE Futures Circular entitled “Liquidity Provider Program — ICE Futures Middle East Sour Crude Oil Futures Contract” dated April 24, 2007.